Lord Abbett

Quarterly Portfolio Holdings Report

Lord Abbett
Developing Growth Fund

For the period ended October 31, 2022

Schedule of Investments (unaudited)

October 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.11%

COMMON STOCKS 98.11%

Aerospace & Defense 4.01%
AeroVironment, Inc.*	325,428	$29,776,662
Axon Enterprise, Inc.*	258,485	37,594,058
Parsons Corp.*	842,633	39,502,635
Total		106,873,355

Banks 0.94%
Glacier Bancorp, Inc.	437,107	25,037,489

Beverages 0.71%
Celsius Holdings, Inc.*	207,677	18,915,221

Biotechnology 14.19%
Apellis Pharmaceuticals, Inc.*	780,740	47,226,963
Cerevel Therapeutics Holdings, Inc.*	897,163	25,084,678
Cytokinetics, Inc.*	1,227,183	53,578,810
Karuna Therapeutics, Inc.*	247,086	54,195,843
Krystal Biotech, Inc.*	742,365	56,790,923
Legend Biotech Corp. ADR*	316,221	15,754,130
Mirati Therapeutics, Inc.*	235,145	15,829,961
Natera, Inc.*	276,889	13,002,707
Sarepta Therapeutics, Inc.*	460,947	52,557,177
Xenon Pharmaceuticals, Inc. (Canada)*(a)	1,211,844	44,317,135
Total		378,338,327

Capital Markets 0.59%
Piper Sandler Cos.	122,989	15,738,902

Chemicals 4.32%
Balchem Corp.	261,520	36,560,496
Cabot Corp.	312,235	22,943,028
Livent Corp.*	1,765,190	55,727,048
Total		115,230,572
Investments	Shares	Fair Value
Commercial Services & Supplies 3.17%
Clean Harbors, Inc.*	379,690	$46,496,837
Tetra Tech, Inc.	268,825	37,979,596
Total		84,476,433

Communications Equipment 2.99%
Calix, Inc.*	1,082,474	79,713,385

Construction & Engineering 4.46%
Ameresco, Inc. Class A*	632,012	38,224,086
Comfort Systems USA, Inc.	396,819	48,919,846
Valmont Industries, Inc.	99,100	31,634,702
Total		118,778,634

Diversified Consumer Services 1.44%
Duolingo, Inc.*	161,256	13,197,191
PowerSchool Holdings, Inc. Class A*	1,261,059	25,221,180
Total		38,418,371

Electrical Equipment 0.96%
Array Technologies, Inc.*	1,411,948	25,556,259

Energy Equipment & Services 0.67%
Cactus, Inc. Class A	159,071	8,227,152
MELI Kaszek Pioneer Corp. Class A (Cayman Islands)*(a)	961,552	9,509,749
Total		17,736,901

Entertainment 1.61%
World Wrestling Entertainment, Inc. Class A	544,117	42,925,390

Food & Staples Retailing 0.66%
BJ’s Wholesale Club Holdings, Inc.*	226,587	17,537,834

Health Care Equipment & Supplies 12.70%
Axonics, Inc.*	642,847	47,017,829
Glaukos Corp.*	747,855	41,932,230
Inari Medical, Inc.*	466,133	35,859,612
Inspire Medical Systems, Inc.*	180,450	35,178,727

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

October 31, 2022

Investments	Shares	Fair Value
Health Care Equipment & Supplies (continued)
iRhythm Technologies, Inc.*	208,524	$26,584,725
Lantheus Holdings, Inc.*	770,939	57,041,777
Shockwave Medical, Inc.*	196,945	57,734,427
Silk Road Medical, Inc.*	424,937	18,731,223
TransMedics Group, Inc.*	384,790	18,554,574
Total		338,635,124

Health Care Providers & Services 1.90%
HealthEquity, Inc.*	651,839	50,784,777

Hotels, Restaurants & Leisure 4.25%
Planet Fitness, Inc. Class A*	336,759	22,050,979
Sweetgreen, Inc. Class A*(b)	1,429,454	26,587,845
Texas Roadhouse, Inc.	265,518	26,273,006
Wingstop, Inc.	242,272	38,373,462
Total		113,285,292

Information Technology Services 2.54%
Endava plc ADR*	249,808	19,045,362
Flywire Corp.*	976,011	21,423,441
Globant SA*	143,826	27,137,090
Total		67,605,893

Interactive Media & Services 0.40%
Bumble, Inc. Class A*	419,869	10,664,673

Leisure Products 0.44%
Topgolf Callaway Brands Corp.*	626,327	11,724,841

Machinery 5.74%
Chart Industries, Inc.*	254,618	56,749,260
Driven Brands Holdings, Inc.*	602,720	19,274,985
Evoqua Water Technologies Corp.*	813,898	31,888,524
RBC Bearings, Inc.*	178,321	45,209,723
Total		153,122,492
Investments	Shares	Fair Value
Oil, Gas & Consumable Fuels 2.36%
Matador Resources Co.	250,570	$16,650,376
Range Resources Corp.	842,536	23,995,425
Talos Energy, Inc.*	1,043,313	22,201,701
Total		62,847,502

Personal Products 0.96%
Inter Parfums, Inc.	317,512	25,680,371

Pharmaceuticals 2.48%
Intra-Cellular Therapies, Inc.*	878,472	40,119,816
Ventyx Biosciences, Inc.*(b)	799,758	25,888,167
Total		66,007,983

Professional Services 0.69%
FTI Consulting, Inc.*	37,167	5,784,300
Remitly Global, Inc.*	1,077,153	12,516,518
Total		18,300,818

Road & Rail 0.32%
Saia, Inc.*	42,666	8,484,561

Semiconductors & Semiconductor Equipment 5.14%
CEVA, Inc.*	523,287	14,474,118
Diodes, Inc.*	348,368	24,967,535
Impinj, Inc.*	267,790	30,696,768
indie Semiconductor, Inc. Class A*(b)	1,269,873	9,930,407
Lattice Semiconductor Corp.*	253,603	12,302,281
Rambus, Inc.*	1,132,904	34,168,385
Silicon Motion Technology Corp. ADR	197,145	10,545,286
Total		137,084,780

Software 12.25%
Agilysys, Inc.*	221,150	14,191,195
AvidXchange Holdings, Inc.*	1,624,640	14,784,224
Clear Secure, Inc. Class A*	1,845,109	49,854,845

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

October 31, 2022

Investments	Shares	Fair Value
Software (continued)
CyberArk Software Ltd. (Israel)*(a)	317,790	$49,864,429
DoubleVerify Holdings, Inc.*	1,040,128	30,402,941
Evolent Health, Inc. Class A*	537,438	17,095,903
Gitlab, Inc. Class A*	263,108	12,750,214
Global-e Online Ltd. (Israel)*(a)	1,027,479	25,984,944
HashiCorp, Inc. Class A*	462,630	14,216,620
Jamf Holding Corp.*	909,145	21,519,462
JFrog Ltd. (Israel)*(a)	504,706	12,819,532
Qualtrics International, Inc. Class A*	1,100,140	13,168,676
SentinelOne, Inc. Class A*	505,778	11,551,970
Sprout Social, Inc. Class A*	396,669	23,931,041
Tenable Holdings, Inc.*	354,907	14,423,420
Total		326,559,416

Specialty Retail 0.74%
Dick’s Sporting Goods, Inc.	172,926	19,672,062

Textiles, Apparel & Luxury Goods 2.31%
Crocs, Inc.*	525,882	37,206,152
Deckers Outdoor Corp.*	69,755	24,409,367
Total		61,615,519

Trading Companies & Distributors 1.39%
Applied Industrial Technologies, Inc.	224,327	27,901,792
Rush Enterprises, Inc. Class A	185,340	9,246,613
Total		37,148,405

Wireless Telecommunication Services 0.78%
Gogo, Inc.*	1,468,476	20,881,729
Total Common Stocks (cost $2,319,116,468)		2,615,383,311
Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 2.88%

Repurchase Agreements 1.65%
Repurchase Agreement dated 10/31/2022, 1.30% due 11/1/2022 with Fixed Income Clearing Corp. collateralized by $45,758,100 of U.S. Treasury Note at 2.50% due 5/15/2024; value: $44,865,999; proceeds: $43,987,805 (cost $43,986,216)	$43,986,216	$43,986,216

	Shares

Money Market Funds 1.11%
Fidelity Government Portfolio(c) (cost $29,427,639)	29,427,639	29,427,639

Time Deposits 0.12%
CitiBank N.A.(c) (cost $3,269,738)	3,269,738	3,269,738
Total Short-Term Investments (cost $76,683,593)		76,683,593
Total Investments in Securities 100.99% (cost $2,395,800,061)		2,692,066,904
Other Assets and Liabilities – Net (0.99)%		(26,391,434)
Net Assets 100.00%		$2,665,675,470

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(concluded)

October 31, 2022

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$2,615,383,311	$–	$–	$2,615,383,311
Short-Term Investments
Repurchase Agreements	–	43,986,216	–	43,986,216
Money Market Funds	29,427,639	–	–	29,427,639
Time Deposits	–	3,269,738	–	3,269,738
Total	$2,644,810,950	$47,255,954	$–	$2,692,066,904

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

4	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation-Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as valuation designee. Accordingly, Lord Abbett is responsible for among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments, and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Schedule of Investments (unaudited)(continued)

(b)	Fair Value Measurements-Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of October 31, 2022 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax returns. The statute of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the

Notes to Schedule of Investments (unaudited)(concluded)

market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of October 31, 2022, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of Securities Loaned	Collateral Received
$31,332,676	$32,697,377

QPHR-DEV-1Q

(12/22)